Supplement Dated May 9, 2016 to your Prospectus Dated May 2, 2016

Fund Add
Effective July 13, 2016, the Putnam VT Growth Opportunities Fund is added as an investment option to your contract.
In Appendix C, the following information is added alphabetically to each table under “Putnam Variable Trust:”

Funding Option	Investment Objective Summary	Investment Adviser-Sub-Adviser	Classification
Putnam VT Growth Opportunities Fund - Class IB	Capital Appreciation	Putnam Investment Management, LLC	Equity
The following language is added as the last sentence of the introduction to the Accumulation Unit Values table:
There is no information for the Putnam VT Growth Opportunities Fund because as of December 31, 2015, the Sub-Account had not yet commenced operations.
Fund Merger
Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, the merger of Putnam VT Voyager Fund (the “Acquired Fund”) into Putnam VT Growth Opportunities Fund (the “Acquiring Fund”). Pursuant to the merger, the Acquired Fund will liquidate by transferring substantially all of its assets to the Acquiring Fund. Shares of the Acquired Fund will be closed to all new and subsequent investments, including program trades, effective as of the close of business on or about July 13, 2016. The merger is scheduled to take place at the close of business on or about July 15, 2016.

Due to the merger, you will no longer be able to allocate new Premium Payments or make transfers to the Acquired Fund Sub-Account, including program trades, as of the close of business on or about July 13, 2016.

As a result of the merger, on or about July 15, 2016:

(i)	If any of your Contract Value is currently invested in the Acquired Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account;

(ii)	If any portion of your future Premium Payments is allocated to the Acquired Fund Sub-Account, that portion will now be allocated to the Acquiring Fund Sub-Account.

(iii)	Any transaction that includes an allocation to the Acquired Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account;

(iv)
Unless you direct us otherwise, if you are enrolled in any DCA, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Acquired Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account;

(v)	Unless you direct us otherwise, if you are enrolled in an Automatic Income Program, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account; and

(vi)	All references and information contained in the prospectus for your Contract related to the Acquired Fund are deleted and replaced with the Acquiring Fund.

This supplement should be retained with the prospectus for future reference.

HV-7665